TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
BIOJECT MEDICAL TECHNOLOGIES INC.
(Exact Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No Fee Required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

PRELIMINARY COPY

Bioject Medical Technologies Inc.
7620 SW Bridgeport Road
Portland, OR 97224

November 5, 2001

Dear Shareholders:

You are cordially invited to attend a special meeting of the shareholders of BIOJECT MEDICAL TECHNOLOGIES INC. (the "Company"), to be held at the executive offices of the Company, located at 7620 SW Bridgeport Road, Portland, Oregon 97224, on Tuesday, November 20, 2001 at 9:00 a.m., Pacific Time.

The matters to be acted upon at the meeting are as follows:

(i)	to approve the issuance of common stock of the Company to fund the redemption of the Company's outstanding Series A Preferred Stock;

(ii)	to ratify the provisions of Article IV, Section 2.6(a)(3) of the Company's Amended and Restated Articles of Incorporation; and

(iii)	to transact such other business as may properly come before the meeting.

These matters are more fully described in the accompanying proxy statement.

Whether or not you plan to be present at the meeting, it is important that your shares be represented. The time period between the mailing of the proxy materials and the date of the special meeting is shorter than usual, so a prompt response by shareholders is critical to obtaining the necessary quorum for the meeting. Therefore, we urge you to complete, sign and return the enclosed proxy as soon as possible. If you decide later that you can attend the meeting in person, you may revoke your proxy at that time and vote your shares at the meeting.

We appreciate your continued support of Bioject and look forward to either greeting you personally at the meeting or receiving your proxy.

Sincerely,

James C. O'Shea
Chairman of the Board, President
and Chief Executive Officer

PRELIMINARY COPY

BIOJECT MEDICAL TECHNOLOGIES INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of the shareholders of BIOJECT MEDICAL TECHNOLOGIES INC. (the "Company") will be held on Tuesday, November 20, 2001 at 9:00 a.m., Pacific Time, at the executive offices of the Company, located at 7620 SW Bridgeport Road, Portland, Oregon 97224, for the following purposes:

(i)	to approve the issuance of common stock of the Company to fund the redemption of the Company's outstanding Series A Preferred Stock;

(ii)	to ratify the provisions of Article IV, Section 2.6(a)(3) of the Company's Amended and Restated Articles of Incorporation; and

(iii)	to transact such other business as may properly come before the meeting.

These matters are more fully described in the proxy statement accompanying this Notice.

Accompanying this Notice of Meeting is a proxy statement and a form of proxy. Only holders of common stock of record at the close of business on October 19, 2001, will be entitled to vote at the Meeting and any adjournments thereof.

Shareholders who are unable to attend the Meeting in person are requested to complete, sign, date and return the enclosed form of proxy directly to American Stock Transfer and Trust Co., postage prepaid.  A proxy will not be valid unless it is received at the office of American Stock Transfer and Trust Co., 40 Wall Street, 46th Floor, New York, New York 10005 before the time fixed for the Meeting.

DATED at Portland, Oregon, this 5th day of November 2001.

BY ORDER OF THE BOARD

James C. O'Shea
Chairman of the Board, President
and Chief Executive Officer

BIOJECT MEDICAL TECHNOLOGIES INC.

BIOJECT MEDICAL TECHNOLOGIES INC.
PROXY STATEMENT
November 5, 2001

MANAGEMENT SOLICITATION

This proxy statement and accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of BIOJECT MEDICAL TECHNOLOGIES INC., an Oregon corporation (the "Company"), for use at a special meeting (the "Meeting") of shareholders of the Company to be held on November 20, 2001, at the time and place and for the purposes set forth in the Notice of Meeting.

The form of proxy accompanying this proxy statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. In addition, the Company has retained the services of Allen Nelson & Co. to assist in the solicitation of proxies. Proxies may be solicited personally or by mail, telephone, telex, facsimile, telegraph or messenger. The Company estimates it will pay Allen Nelson & Co. its customary and reasonable fees not expected to exceed $10,000, plus reimbursement of certain out-of-pocket expenses, for its services in soliciting proxies. The Company will also pay persons holding shares of the common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. The cost of this solicitation will be borne directly by the Company.

The mailing address of the principal executive offices of the Company is 7620 SW Bridgeport Road, Portland, Oregon 97224. The approximate mailing date of the Notice of Meeting, proxy statement and form of proxy is November 5, 2001.

APPOINTMENT AND REVOCABILITY OF PROXIES

The persons named in the accompanying form of proxy are officers of the Company.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by:

(i)	signing another proxy bearing a later date and depositing it in the manner set forth in the Notice of Meeting;

(ii)	signing and dating a written notice of revocation (in the same manner as a proxy is required to be executed) and either depositing it in the manner set forth in the Notice of Meeting at any time before the time fixed for the Meeting or an adjournment thereof or with the chairman of the Meeting on the day of the Meeting or an adjournment thereof; or

(iii)	attending the Meeting or an adjournment thereof, and casting a ballot in person.

Such revocation will have effect only in respect of those matters that have not already been acted upon. Additional proxy forms may be obtained by calling or writing to American Stock Transfer & Trust Co., Shareholder Services, 40 Wall Street, 46th Floor, New York, NY 10005. Telephone: (800) 937-5449.

VOTING OF PROXIES

The securities represented by the proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for, and if the shareholder specifies a choice with respect to any matter to be acted upon, the securities shall be voted accordingly. The form of proxy confers authority upon the named proxy holder with respect to matters identified in the accompanying Notice of Meeting. If a choice with respect to such matters is not specified, it is intended that James C. O'Shea and John P. Gandolfo, the persons designated by management in the form of proxy, will vote the securities represented by the proxy in favor of each matter identified in the proxy statement. The proxy confers discretionary authority upon the named proxy holder with respect to amendments to, or variations in, matters identified in the accompanying Notice of Meeting and other matters, which may properly come before the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The voting securities of the Company consist of common stock, without par value (the "common stock"). The Record Date has been fixed in advance by the directors as October 19, 2001, for the purpose of determining shareholders entitled to notice of and to vote at the Meeting. Each share of common stock issued at the time of the Record Date carries the right to one vote at the Meeting. As of October 19, 2001, a total of 9,837,463 shares of common stock were issued and outstanding.

The following tables set forth certain information concerning the beneficial ownership of common stock at October 19, 2001, by: (i) each person known by the Company to own beneficially more than 5 percent of the outstanding capital stock of the Company; (ii) each of the directors and named executive officers; and (iii) all directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1) (2)	Percentage Beneficially Owned

Elan Pharmaceutical Investments, Ltd. (3)
Flatt Smiths SL04 Bermuda	3,822,503	29.15%
Lone Pine Capital LLC and related entities (4) Two Greenwich Plaza
Greenwich, CT 06830	775,661	7.88%
Edward L. Flynn	392,463	3.99%
James C. O'Shea	168,450	1.69%
Richard J. Plestina	60,100	*
J. Michael Redmond	49,543	*
John Ruedy, M.D.	39,390	*
Richard R. Stout	27,013	*
Eric T. Herfindal	27,250	*
Grace Keeney Fey	21,200	*
William A. Gouveia	8,750	*
Sandra Panem, Ph.D.	5,250	*
All Directors and Executive Officers as a Group (10 persons)	803,643	7.90%

* Less than one percent.

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days of October 19, 2001 are deemed outstanding for computing the percentage ownership of the person holding the options but not deemed outstanding for computing the percentage of ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

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(2)	Includes options currently exercisable or exercisable within 60 days after October 19, 2001 for shares of common stock as follows:

Name	Shares Subject to Options

Edward L. Flynn	8,750
James C. O'Shea	159,376
Richard J. Plestina	19,250
J. Michael Redmond	39,894
John Ruedy, M.D.	24,500
Richard R. Stout	25,156
Eric T. Herfindal	19,250
Grace Keeney Fey	21,000
William A. Gouveia	8,750
Sandra Panem, Ph.D.	5,250
All Directors and Executive Officers
as a Group	331,176

(3)	Includes warrants to purchase 1,108,000 shares of common stock, which are presently exercisable. Also includes 692,694 shares of Series A Convertible Preferred Stock, convertible into 1,385,388 shares of common stock, and 391,830 shares of Series C Convertible Preferred Stock, convertible into 783,660 shares of common stock, both of which are presently convertible.

(4)	Information provided as of December 31, 2000 in a Schedule 13G filed by the shareholder.

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PROPOSAL #1: TO APPROVE THE ISSUANCE OF COMMON STOCK TO FUND
THE REDEMPTION OF SERIES A PREFERRED STOCK

Elan Pharmaceutical Investments, Ltd. ("Elan") is the owner of all of the Company's currently outstanding shares of Series A Convertible Preferred Stock ("Series A Preferred Stock"), consisting of 692,694 shares of Series A Preferred Stock.  The Series A Preferred Stock was issued in March 1998 for $15.00 per share.  On October 10, 2001, Elan provided notice to the Company of Elan's intent to elect to convert all of its shares of Series A Preferred Stock into common stock pursuant to Article IV, Section 2.6(a)(2) of the Company's Amended and Restated Articles of Incorporation (the "Articles").  Pursuant to Article IV, Section 2.6(a)(3) of the Articles, the Company has the right to redeem for cash the shares of Series A Preferred Stock as to which Elan has given such notice of intention to convert.  Any redemption pursuant to this right must be completed within 90 days of receipt of Elan's notice and upon five business days' notice to Elan.  The redemption price per share is the original issuance price of the Series A Preferred Stock, plus all unpaid dividends thereon accrued at the rate of 9% per year and compounded semiannually.  Accordingly, upon five business days' notice to Elan, the Company may on or before January 8, 2001 redeem all shares of Series A Preferred Stock held by Elan for an aggregate cash redemption price of approximately $14.5 million.

As described more fully below, Nasdaq rules applicable to the Company restrict (i) the amount of common stock that the Company can sell without shareholder approval to finance the redemption of Elan's Series A Preferred Stock, and (ii) the amount of common stock the Company can sell at price less than the greater of book or market value without shareholder approval.  The purpose of this proposal is to obtain the shareholder approval required by the Nasdaq rules so that the Company's ability to issue common stock or other securities for this purpose will not be restricted.

Certain Rights of Series A Preferred Stock

The following summarizes selected provisions of the Articles applicable to the Series A Preferred Stock:

Dividends.  Dividends accrue on the Series A Preferred Stock at the rate of 9% per year, compounded semiannually; as of January 8, 2002, accrued and unpaid dividends on the Series A Preferred Stock will amount to $6.06253 per share.

Conversion.  Each share of Series A Preferred Stock is convertible at any time at the election of Elan into two shares of common stock, for a total of 1,385,388 shares on conversion of the Series A Preferred Stock.  If any shares of Series A Preferred Stock remain outstanding on October 15, 2004, each such share will automatically convert into common stock at an adjusted conversion rate determined by adding together the Series A Preferred Stock issue price ($15.00 per share) and the accrued and unpaid dividends at that time ($11.86557 per share, for a total of $26.86557 per share), and then dividing that sum by $7.50.  Accordingly, on October 15, 2004, each outstanding share of Series A Preferred Stock will convert into approximately 3.58 shares of common stock, for a total of 2,481,282 shares if all currently outstanding shares of Series A Preferred Stock remain outstanding.

Redemption.  If Elan provides notice of its intention to convert its Series A Preferred Stock into common stock as described in the preceding paragraph, the Company has the right, within 90 days and upon five business days' notice, to redeem the shares subject to the notice.  The redemption price per share is the original issuance price plus all accrued and unpaid dividends.  Accordingly, the redemption price of Series A Preferred Stock as of January 8, 2002 will be $21.06253 per share, or a total of $14,589,890 for all outstanding shares of Series A Preferred Stock.  The Company has redemption rights in certain other circumstances that are not summarized here as they are not relevant to this proposal.

Liquidation.  On liquidation or dissolution of the Company, Elan is entitled to receive an amount equal to the redemption price referred to above for each outstanding share of Series A Preferred Stock prior and in preference to any distribution to holders of common stock.

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Voting.  The Series A Preferred Stock does not carry any right to vote with the common stock on the election of directors or on any other corporate matters.  The Series A Preferred Stock has class voting rights under the Articles and Oregon corporate law on certain amendments to the Articles affecting the Series A Preferred Stock as well as on any merger, consolidation or similar transaction.

Planned Redemption of Series A Preferred Stock

The Board of Directors has taken the necessary corporate action to authorize the redemption of all outstanding shares of Series A Preferred Stock, and has delegated to the President of the Company the authority to determine the timing of the redemption or, in his discretion, to abandon the redemption.  No formal notice of redemption has been given to Elan as of the date of this proxy statement.

The Board of Directors believes that redemption of the Series A Preferred Stock will be beneficial to the Company and holders of common stock because it will:

Eliminate all preferential rights of the Series A Preferred Stock, particularly the 9% cumulative dividends and the ongoing charges to Company earnings for such dividends;

Simplify the Company's capital structure;

Avoid the conversion of the Series A Preferred Stock into common stock in October 2004 at an effective conversion price of $7.50 per share of common stock; and

Reduce Elan's fully-diluted beneficial ownership of Company common stock (assuming current conversion of all Series A Preferred Stock at $7.50 per common share) from 4.4 million shares (32.0%) to 2.4 million shares (17.7%).

As of September 30, 2001, the Company had cash, cash equivalents and marketable securities of $26.6 million and shareholders' equity of $29.4 million.  Accordingly, the Company could fund the approximately $14.5 million aggregate redemption price of the Series A Preferred Stock out of available cash, if necessary.  The Board of Directors prefers to redeem the Series A Preferred Stock without reducing the Company's cash balances.

Proposed Issuance of Common Stock or Other Securities to Fund Redemption

To fund the redemption of the Series A Preferred Stock, the Board of Directors has authorized, subject to shareholder approval of this proposal, the issuance and sale of up to 2,000,000 shares of common stock, including shares that may be subject to warrants, in one or more private placement transactions.  The Company intends to market and then complete the private placement as soon as possible after the Meeting.  The price, number of shares to be sold and other terms of the private placement are dependent on market conditions at the time of the sale and will be determined by the President of the Company pursuant to delegated authority.  Such terms are expected to include a discount from the then-current public market price of the common stock and may include warrants issued to investors together with the common stock.   The Company intends to engage a placement agent for the private placement, and to pay fees including warrants to the placement agent.  The common stock to be sold in the private placement will be offered and sold without registration under the Securities Act of 1933 pursuant to an exemption from such registration.

As discussed above, the Series A Preferred Stock and all accrued and unpaid dividends thereon automatically convert to common stock in 2004 at a conversion price of $7.50 per share.  If all outstanding shares of Series A Preferred Stock and accrued dividends thereon could be converted into common stock at $7.50 per share on January 8, 2002, a total of 1,945,319 shares of common stock would be issued on such conversion; accordingly, the Company views the practical effect of the planned redemption to be the repurchase by the Company of approximately 1,950,000 common equivalent shares for $7.50 per share.  If, as currently anticipated, the proposed private placement results in the sale of an equivalent number of shares of common stock at a premium to the effective redemption price of $7.50 per

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share, it will generate additional cash for the Company and will not be dilutive to the capital structure of the Company.   There can be no assurance that the Company will complete the proposed private placement or that all 2,000,000 shares authorized for the private placement will be sold.

Nasdaq Shareholder Approval Requirements

Under governing Oregon corporate law, the Articles and the Company's Bylaws, the Board of Directors can authorize the issuance of common stock and warrants to purchase common stock on such terms as may be determined by the Board of Directors, and no action or approval by shareholders is necessary prior to such issuance. However, because the common stock is traded on the Nasdaq SmallCap Market, the Company is subject to Nasdaq's shareholder approval rules. Representatives of Nasdaq have informed the Company that they believe that, because Elan is a significant shareholder of the Company, Nasdaq Rule 4350(i)(1)(C)(i) requires the Company to obtain shareholder approval prior to an issuance of 5% or more of the outstanding shares of common stock, if such issuance is in connection with the redemption of the Series A Preferred Stock owned by Elan. The effect of this Nasdaq rule is that without shareholder approval, any financing conducted by the Company to finance the redemption of Series A Preferred Stock could not involve the issuance of more than 5% of the Company's then outstanding common stock.

Nasdaq Rule 4350(i)(1)(D)(ii) requires the Company to obtain shareholder approval before issuing, at a price less than the greater of book or market value, more than 20% of the Company's then outstanding common stock in any transaction other than a public offering.  The 2,000,000 shares of common stock proposed to be sold in the private placement represent 20.3% of the currently outstanding common stock.  In addition, in May and June 2001, the Company sold a total of 1,630,000 shares of its common stock, or 19.9% of the then-outstanding common stock, in two private placements at a price that represented a discount from market value at the time.  The Company believes that the proposed private placement in connection with the redemption of Series A Preferred Stock is a separate transaction from the earlier private placements completed five months ago.  However, in case Nasdaq Rule 4350(i)(1)(D)(ii) is interpreted to treat the proposed private placement and the earlier private placements as a single transaction, this proposal includes approval under Nasdaq Rule 4350(i)(1)((D)(ii) for all shares sold in the combined transactions in excess of 20% of the previously outstanding shares of common stock.

Approval of this proposal is intended to satisfy all applicable Nasdaq shareholder approval requirements, including Rules 4350(i)(1)(C)(i) and 4350(i)(1)(D)(ii), and thereby enable the Company, without any further shareholder approval, to issue up to 2,000,000 shares of common stock in one or more private placement transactions at prices that may be less than current market value, and to use all or a portion of the proceeds to finance the redemption of Series A Preferred Stock from Elan.

Recommendation of the Board of Directors

The Board of Directors recommends the shareholders vote FOR the proposal to approve the issuance of common stock to fund the redemption of Series A Preferred Stock held by Elan as described above.  The affirmative vote of the holders of shares of common stock with a majority of the votes of the holders present in person or represented by proxy and entitled to vote on the matter is required to approve this proposal.  Abstentions have the same effect as "no" votes in determining whether the proposal is approved.  Broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting but are not counted and have no effect on the results of the vote on the proposal.  The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form.  If no instructions are given, proxies will be voted FOR the proposal.

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PROPOSAL #2: TO RATIFY THE PROVISIONS OF ARTICLE IV, SECTION 2.6(A)(3) OF THE
COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION

As discussed above, pursuant to Article IV, Section 2.6(a)(3) of the Articles, the Company has the right to redeem for cash shares of Series A Preferred Stock held by Elan upon receiving notice of Elan's intention to convert such shares into common stock (the "Special Redemption Right"). Article IV, Section 2.6(a)(3) of the Articles reads in its entirety as follows:

            "(3) Right of Redemption. In the event that any holder shall provide notice to the Corporation of its intention to convert such holder's shares of Series A Preferred Stock, as provided above, the Corporation shall have the right, within 90 days of receipt of such notice and upon five business days' notice to the holders, to cause to be redeemed for cash the shares of Series A Preferred Stock subject to such notice, at a price equal to aggregate purchase price for such shares of Series A Preferred Stock plus mandatory dividends thereon at a rate equal to 9% per annum, from the date of issuance until the date redeemed in full. In the event that such cash amount is not paid within such 90-day period, such redemption right shall lapse and be of no further force and effect, and the holders shall thereupon have the right once again to convert such shares of Series A Preferred Stock into shares of the Corporation's Common Stock. During such 90-day (or shorter, if redeemed, as set forth above) period, the holders of Series A Preferred Stock shall not convert such stock into the Corporation's Common Stock, whether or not the Corporation exercises its right of redemption."

This Special Redemption Right in favor of the Company and the inclusion of such right in the Articles was agreed to by Elan in a written agreement with the Company entered into by the parties in June 1999. An amendment to the Articles to add the provision for the Special Redemption Right to the Articles was approved by the Company's shareholders in September 1999.

Portions of Elan's October 10, 2001 letter to the Company suggest that Elan may dispute the Company's right to exercise the Special Redemption Right on the basis of "irregularities" in connection with the September 1999 shareholder meeting and the addition of the Special Redemption Right provision to the Articles. The asserted "irregularities" include an incomplete summary of the Special Redemption Right in the proxy statement for the meeting and the initial placement of the Special Redemption Right provision in an incorrect section of the Articles. The Company does not believe that any such "irregularities" would excuse Elan from its agreement granting the Company the Special Redemption Right. However, to address the "irregularities" asserted by Elan in connection with the corporate action taken to add the Special Redemption Right to the Articles, the Board of Directors has submitted this proposal to the holders of common stock to have such holders ratify all prior actions of the Company which have resulted in the inclusion of Article IV, Section 2.6(a)(3) in the Articles.

Recommendation of the Board of Directors

The Board of Directors recommends the shareholders vote FOR the proposal to ratify the provisions of Article IV, Section 2.6(a)(3) of the Articles as described above. Provided a quorum is present, this proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting but are not counted and have no effect on the results of the vote on the proposal. The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted FOR the proposal.

OTHER MATTERS TO BE ACTED UPON

It is not known whether any other matters will come before the Meeting other than as set out above and in the Notice of Meeting. However, if such should occur, the two persons named in the accompanying form

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of proxy, James C. O'Shea and John P. Gandolfo, intend to vote on the matters in accordance with their best judgment, exercising discretionary authority with respect to amendments or variations on matters identified in the Notice of Meeting and other matters which may properly come before the Meeting or an adjournment thereof.

SHAREHOLDER PROPOSAL AND NOMINATION PROCEDURES FOR THE
2002 ANNUAL MEETING OF SHAREHOLDERS

Section 1.12 of the Company's Bylaws provides that advance notice of nominations for the election of directors or proposals for an amendment to the Company's Bylaws must be received by the Company thirty (30) days prior to the date of the shareholder meeting at which the shareholder wishes to present such nomination or proposal or, if less than 40 days' notice of the date of the meeting is given to shareholders, by the close of business on the 10th day following the date on which notice of the meeting was mailed to shareholders.

Each notice of a nomination or proposal of a Bylaw amendment must contain, among other things, (i) the name and address of the shareholder who intends to make the nomination or proposal; (ii) a representation that the shareholder is a holder of record of common stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination or proposal; (iii) certain biographical information concerning each person to be nominated for election as a director, the number of shares of common stock beneficially owned by such nominee, and the consent of such person to serve as a director if so elected; (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (v) the provisions of any proposed Bylaw amendment and any financial interest of the shareholder in the proposal; and (vi) such other information regarding each nominee or proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission.

PROPOSALS OF SHAREHOLDERS FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS

Proposals of shareholders to be presented at the annual meeting of shareholders to be held in September 2002 must be received at the Company's executive offices by April 12, 2002, in order to be included in the Company's proxy statement and form of proxy concerning that meeting.

In accordance with Rule 14a-4(c) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the holders of the proxies solicited by the Board of Directors in connection with the 2002 annual meeting of shareholders may vote such proxies in their discretion on certain matters as more fully described in such rule, including, without limitation, on any matter coming before the meeting as to which the Corporation does not have notice on or before June 26, 2002.  This notice period does not apply to director nominations or amendments to the Bylaws, which are governed by the Company's Bylaws and explained under the heading "Shareholder Proposal and Nomination Procedures for the 2002 Annual Meeting of Shareholders."

DATED at Portland, Oregon, this 5th day of November 2001.

BY ORDER OF THE BOARD

James O'Shea
Chairman of the Board, President
and Chief Executive Officer

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PRELIMINARY COPY

(BIOJECT LOGO)

BIOJECT MEDICAL TECHNOLOGIES INC.
SPECIAL MEETING OF SHAREHOLDERS
November 20, 2001

This Proxy is Solicited on Behalf of the Board of Directors.

James C. O'Shea and John P. Gandolfo and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated on the reverse of this proxy card, on all proposals and in the discretion of the proxies on such other matters as may properly come before the special meeting of shareholders of Bioject Medical Technologies Inc. to be held on November 20, 2001 or any adjournment(s), postponement(s), or other delay(s) thereof (the "Meeting"), all shares of stock of Bioject Medical Technologies Inc. (the "Company") to which the undersigned is entitled to vote at the Meeting. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged by the undersigned.

                             (To be Signed on Reverse Side)

[REVERSE]

Please date, sign and mail your proxy card back as soon as possible.

Special Meeting of Shareholders
BIOJECT MEDICAL TECHNOLOGIES INC.

November 20, 2001

Please Detach and Mail in the Envelope Provided

☒ Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL #1 AND "FOR" PROPOSAL #2.

1. To approve the issuance of common stock to fund the redemption of Series A Preferred Stock.

☐ For	☐ Against	☐ Abstain

2. To ratify the provisions of Article IV, Section 2.6(a)(3) of the Company's Amended and Restated Articles of Incorporation.

☐ For	☐ Against	☐ Abstain

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL TO APPROVE THE ISSUANCE OF COMMON STOCK TO FUND THE REDEMPTION OF SERIES A PREFERRED STOCK, "FOR" THE PROPOSAL TO RATIFY THE PROVISIONS OF ARTICLE IV, SECTION 2.6(A)(3) OF THE ARTICLES OF INCORPORATION AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN, DATE, AND MAIL YOUR PROXY TODAY.

SIGNATURE:______________________________	DATE: _________________________

SIGNATURE: ______________________________ (SIGNATURE, IF HELD JOINTLY)	DATE: _________________________

NOTE: _____________________________________________________ Capacity (Title of Authority, i.e., Executor, Trustee)

Bioject Medical Technologies	QUICK AND EASY PROXY VOTING

Dear Bioject Medical Technologies Shareholder:

Your vote is important! If your shares are held in a Brokerage account, there are two quick and easy ways for you to vote your proxy. You can vote by telephone or Internet. It takes only a minute, your vote is immediately confirmed, and you do not need to mail the ballot back to ADP Proxy Services. This saves us the cost of postage and tabulation fees. We recommend that shareholders voting by telephone or the Internet keep their personalized Voting Instruction Form with the 12-Digit Control Number in their records. If you prefer, shareholders may still vote by completing the Voting Instruction Form and returning it in the postage-paid envelope. Thank you for voting.

[GRAPHIC]	VOTE BY TELEPHONE	Open 24 Hours a Day

1-800-454-8683

Follow These Five Easy Steps:

1.	Please review Bioject’s Letter to Shareholders, Proxy Statement and Voting Instruction Form.

2.	Find your personal 12-digit Control Number printed on the Voting Instruction Form.

3.	Call the Telephone Proxy Voting Service toll-free on a touch-tone phone at 1-800-454-8683.

4.	Follow the simple recorded instructions.

5.	Management recommends a vote FOR the proposals.

[GRAPHIC]	VOTE BY INTERNET	Open 24 Hours a Day

PROXYVOTE.COM

Follow These Five Easy Steps:

1.	Please review Bioject’s Letter to Shareholders, Proxy Statement and Voting Instruction Form.

2.	If you received your proxy materials in the mail, please find your personal 12-digit Control Number printed on the Voting Instruction Form and have it ready.

If you received a notification by e-mail, please have your 12-digit Control Number and your Personal Identification Number ready.

3.	Go to the Proxy Vote website — http://www.proxyvote.com

4.	Follow the simple instructions on the website.

5.	Management recommends a vote FOR the proposals.

PLEASE VOTE TODAY!

For additional information and assistance please contact:

[LOGO OF AllenNelson & co.]
Seattle USA
1-800-932-0181